UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 1, 2001


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                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       0-25346                 47-0772104
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


                 224 South 108th Avenue, Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)



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


                              ITEM 5. OTHER EVENTS.

     On May 1, 2001, the registrant issued a news release announcing that it has initiated an external search for a new chief executive officer due to the resignation of Mr. William E. Fisher, Chairman of the Board and Chief Executive Officer, from both of his positions. Mr. Larry G. Fendley, a current Board member, assumed the role of interim CEO during an executive search period, effective May 1, 2001. Mr. Gregory J. Duman, also a current Board member, was appointed as Chairman of the Board.

     On May 9, 2001, the registrant issued a news release announcing that Mr. David C. Russell, President, resigned his position and will be leaving the company.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TRANSACTION SYSTEMS ARCHITECTS, INC.


Dated:  May 15, 2001               By: /s/ DWIGHT G. HANSON
                                   -------------------------------------
                                          Dwight G. Hanson
                                          Chief Financial Officer, Treasurer
                                          and Senior Vice President